UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 13, 2019
PERSPECTA INC.
(Exact name of registrant as specified in its charter)

Nevada	001-38395	82-3141520
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15052 Conference Center Drive
Chantilly, Virginia	20151
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 571-313-6000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PRSP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Perspecta Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on August 13, 2019. At the Annual Meeting, the Company’s shareholders voted on four proposals. The final voting results for each proposal are set forth below.

Proposal One: Shareholders elected the following directors to hold office until the 2020 Annual Meeting of Shareholders or until their respective successors are elected and qualified:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Sanju K. Bansal	136,233,777	811,699	87,076	10,221,953
Sondra L. Barbour	136,257,867	795,005	79,680	10,221,953
John M. Curtis	136,950,564	95,420	86,568	10,221,953
Lisa S. Disbrow	136,971,414	80,060	81,078	10,221,953
Glenn A. Eisenberg	120,405,606	16,638,955	87,991	10,221,953
Pamela O. Kimmet	136,941,354	105,622	85,576	10,221,953
J. Michael Lawrie	133,267,984	3,779,629	84,939	10,221,953
Ramzi M. Musallam	136,944,415	100,314	87,823	10,221,953
Philip O. Nolan	136,248,050	795,742	88,760	10,221,953
Michael E. Ventling	136,959,737	85,346	87,469	10,221,953

Proposal Two: Shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2020:

Votes For	Votes Against	Abstentions	Broker Non-Votes
147,076,583	145,458	132,464	N/A

Proposal Three: Shareholders approved, on a non-binding, advisory basis, the Company’s named executive officer compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
131,806,398	4,896,437	429,717	10,221,953

Proposal Four: Shareholders voted, on a non-binding, advisory basis, on the frequency of holding future non-binding, advisory votes to approve the Company’s named executive officer compensation:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
134,246,109	54,486	2,691,424	140,533	10,221,953

In accordance with the recommendation of the Board of Directors and the voting results on this advisory proposal, the Company will hold an annual vote to approve, on a non-binding, advisory basis, the Company’s named executive officer compensation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERSPECTA INC.

Dated: August 14, 2019	By:	/s/ James L. Gallagher
	Name:	James L. Gallagher
	Title:	General Counsel and Secretary